Dreyfus Premier

High Yield

Securities Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Securities Sold Short

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     High Yield Securities Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Premier High Yield Securities Fund covers the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King.

Bond prices were mixed over the 12-month reporting period, with prices of U.S. Treasury securities generally ending the period higher while prices of investment-grade corporate bonds generally ended the period at modestly lower levels than where they began. Within the high yield sector, performance differences were significantly pronounced. The highest quality high yield issues achieved slightly negative returns while the returns of lower quality high yield bonds were more sharply negative. In addition, defaults significantly increased in the lower end of the high yield market. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Also, the moderating effects of the Federal Reserve Board's interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier High Yield Securities Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager

How did Dreyfus Premier High Yield Securities Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's Class A shares produced a total return of -12.19%. The public offering of the fund's Class B, C and T shares commenced on March 1, 2000. From March 1, 2000 through October 31, 2000, the fund' s Class B, C and T shares produced total returns of -18.77%, -18.90% and -18.38 %, respectively.(1) This compares to a -1.68% total return for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the 12-month reporting period and a -3.36% total return for the nine-month period.(2)

We attribute the fund' s weak absolute and relative performance to several factors. First, on an absolute basis returns suffered generally from ongoing market deterioration as a result of adverse investor sentiment and a subsequent reduction of investment activities in the high yield bond market. Investors apparently believed that alternatives other than high yield bonds offered better opportunities with fewer risks. This factor is reflected in the negative return for the fund's benchmark. On a relative basis, the fund's investments have been concentrated in lower quality high yield bonds, a sector of the high yield market that experienced more severe price declines than did the market as a whole, or higher quality sectors of the market. To illustrate, the CCC-rated portion of the Merrill Lynch High Yield Master II Index returned -8.74% for the 12-month and -11.63% for the nine-month reporting periods ended October 31, 2000. Also, the fund was overweighted in telecommunications issues, a sector that has underperformed the high yield market. Finally, the fund owned several holdings that defaulted, most notably Heilig Meyer, Poland Telecommunications and Fine Air.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To do so, we invest in high yield fixed-income The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities, including convertibles, preferred stocks and warrants. Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged balance sheets. To attract buyers and compensate them for assuming greater risks, the issuer must offer higher interest rates than those offered by more established companies.

In making our investment decisions, we review the securities issued by a wide range of firms, including new companies, companies breaking into new industries, and companies that, while fundamentally sound, have experienced financial difficulty. Our approach to selecting individual issues is based on intensive credit analysis -- our projection of each issuer's ability to repay its debt. We attempt to add balance to our portfolio by purchasing the securities of more established companies, which generally tend to operate in more stable markets with relatively predictable consumer demand.

In each case, our emphasis is on uncovering out-of-favor companies that we believe are undervalued. We search for likely changes in ownership, management, or corporate strategy -- events that could lead the market to discover the value we have seen and create the potential for price appreciation. Historically, seeking out and investing in such out-of-favor companies has increased the fund's total return potential, but it also has resulted in greater volatility of returns and is a contributing factor in the fund's relative underperformance during this reporting period.

What other factors influenced the fund's performance?

The past 12 months have been exceptionally difficult for the high yield bond market.

In a series of steps dating back to the near collapse of a leading hedge fund in 1998, many institutional investors have reduced their high yield market activities. With less activity in the market, liquidity -- the ability to buy and sell securities quickly and easily -- declined substantially. Liquidity has been an increasingly bigger problem as you move down the credit quality scale of high yield investments. Periods of market illiquidity typically result in reduced bond prices market wide.


Despite such an illiquid market, the months of June, July and August brought what we believe would be the beginning of a market rally in high yield bonds with the strongest credit ratings. However, high yield bonds with lower credit ratings, which account for a significant portion of the fund's portfolio, did not participate in this rally and continued to perform poorly.

September and October saw a return to the overall high yield market slump. Concerns grew as to how the continuing investment needs of newly established, fast growing companies in the telecommunications and technology industries could be met in the absence of a vibrant high yield bond market. On a broader scale, there are widespread concerns that the economy might be in the first stages of a generalized credit contraction that could lead to continuing difficulties in the
high    yield    market.

What is the fund's current strategy?

We continue to focus on domestic high yield bonds selling at a deep discount to their original price. The high yield market, in its current distressed state, is trading at depressed levels that have not been seen in the past 10 years. As a result, we believe that at these levels, high yield bonds may well offer significant value. However, in our view, any recovery will require a strong trigger event to spark renewed investor interest and confidence -- an event not yet visible on the horizon. Of course, there is no guarantee if and when such a recovery might occur.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAT THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L. P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier High Yield Securities Fund Class A Shares and the Merrill Lynch High Yield Master II Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER HIGH YIELD SECURITIES FUND ON 3/25/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/96 IS USED AS THE BEGINNING VALUE ON 3/25/96.

ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. ON MARCH 1, 2000, THE FUND IMPLEMENTED A MULTI-CLASS STRUCTURE. SHARES OUTSTANDING ON MARCH 1, 2000 WERE RECLASSIFIED AS CLASS A SHARES. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN LOWER RATED FIXED-INCOME SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES FOR THE INDEX ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                                                      Inception                          From

                                                                                        Date             1 Year        Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                         3/25/96         (17.22%)          3.21%
WITHOUT SALES CHARGE                                                                      3/25/96         (12.19%)          4.54%
-----------------------------------------------------------------------------------------------------------------------------------

Aggregate Total Returns AS OF 10/31/00

                                                                                      Inception                          From

                                                                                        Date             1 Year        Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                    3/1/00           --           (21.68%)
WITHOUT REDEMPTION                                                                         3/1/00           --           (18.77%)

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                                 3/1/00           --           (19.62%)
WITHOUT REDEMPTION                                                                         3/1/00           --           (18.90%)

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                        3/1/00           --           (22.04%)
WITHOUT SALES CHARGE                                                                       3/1/00           --           (18.38%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF THIS PURCHASE.

                                                             The Fund




October 31, 2000

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

                                                                                              Principal

BOND AND NOTES--72.9%                                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.2%

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          859,787                  791,004

Stellex Industries, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                 2,000,000  (a)             230,000

                                                                                                                       1,021,004

BROADCASTING--4.5%

Acme Intermediate Holdings/Finance, Ser. B,

   Sr. Secured Discount Notes, 0/12%, 2005                                                    1,200,000  (b)             810,000

Acme Television/Finance, Ser. B,

   Sr. Discount Notes, 10.875%, 2004                                                          1,100,000                1,039,500

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                            4,000,000  (b)           2,140,000

                                                                                                                       3,989,500

BUSINESS SERVICES--.3%

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                     2,000,000                  240,000

CABLE TELEVISION--3.6%

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                                 500,000                  537,500

Supercanal Holdings,

   Sr. Notes, 11.5%, 2005                                                                     2,000,000  (a,c)           812,500

UIH Australia/Pacific:

   Ser. B, Sr. Discount Notes, 0/14%, 2006                                                    1,380,000  (b)           1,207,500

   Ser. D, Sr. Discount Notes, 0/14%, 2006                                                      670,000  (b)             586,250

                                                                                                                       3,143,750

CHEMICALS--.1%

Trans-Resources, Ser. B,

   Sr. Discount Notes, 0/12%, 2008                                                            2,000,000  (b)             122,500

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.8%

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B5, 8.33%, 2027                                                  270,061  (c,d)           200,351

   Ser. Greenpoint 1996-A, Cl. B6, 8.33%, 2027                                                  238,345  (c,d)            72,050

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (c)           1,344,870

                                                                                                                       1,617,271

CONSTRUCTION--3.8%

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                    4,000,000  (a)             100,000


                                                                                               Principal

BOND AND NOTES (CONTINUED)                                                                    Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION (CONTINUED)

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  9,023,000  (a)           3,214,444

                                                                                                                       3,314,444

CONSUMER--4.6%

Packaging Resources,

   Sr. Notes, 13%, 2003                                                                       2,572,850  (a)           2,241,596

Syratech,

   Sr. Notes, 11%, 2007                                                                       3,000,000                1,770,000

                                                                                                                       4,011,596

ENERGY--4.1%

Belden & Blake, Ser. B,

   Sr. Sub. Notes, 9.875%, 2007                                                               2,650,000                2,239,250

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                 2,600,000  (a)           1,378,000

                                                                                                                       3,617,250

ENTERTAINMENT--3.9%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                  1,500,000                1,203,750

Booth Creek Ski Holdings, Ser. B,

   Sr. Notes, 12.5%, 2007                                                                     3,000,000                2,265,000

                                                                                                                       3,468,750

FINANCIAL--2.2%

Resource America,

   Sr. Notes, 12%, 2004                                                                       2,150,000                1,978,000

FOOD & BEVERAGES--.5%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                               1,000,000                  465,000

GAMING--.4%

Jazz Casino,

   Sr. Sub. Notes, 6.103%, 2009                                                               2,059,869  (a,d)           337,102

METALS--1.3%

Metal Management,

   Sr. Secured Notes, 12.75%, 2004                                                            1,000,000                  725,000

NSM Steel, Ser. B,

   Sr. Sub. Mortgage Notes, 12.25%, 2008 (Units)                                              1,750,000  (a,c,e)          43,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BOND AND NOTES (CONTINUED)                                                                    Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

METALS (CONTINUED)

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                        812,000                  371,490

                                                                                                                       1,140,240

PUBLISHING--.9%

WAM ! NET,

   Sr. Discount Notes, 0/13.25%, 2005                                                         1,750,000  (b)             796,250

REAL ESTATE--1.9%

Meditrust,

   Notes, 7.82%, 2003                                                                         2,000,000  (f)           1,650,000

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.1%

Chase Mortgage Finance,

   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             322,999  (c)             108,878

Citicorp Mortgage Services,

   REMIC, Ser. 1994-9, Cl. B2, 5.75%, 2009                                                      363,395  (c)             119,993

GE Capital Mortgage Services, REMIC:

   Ser. 1993-13, Cl. B5, 6%, 2008                                                               354,059  (c)             119,789

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               572,776  (c)             190,806

   Ser. 1994-21, Cl. B5, 6.5%, 2009                                                             595,384  (c)             203,051

   Ser. 1996-10, Cl. B5, 6.75%, 2011                                                            297,963  (c)              96,280

   Ser. 1996-12, Cl. B5, 7.25%, 2011                                                            349,987  (c)             115,496

   Ser. 1996-14, Cl. 2B5, 7.25%, 2011                                                           205,118  (c)              67,262

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               728,394  (c)             609,842

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                395,235  (c)             141,626

Norwest Asset Securities:

   Ser. 1996-8, Cl. B4, 7.5%, 2026                                                              121,167  (c)             101,297

   Ser. 1996-8, Cl. B5, 7.5%, 2026                                                              180,581  (c)              60,645

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               241,578  (c)             188,782

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               364,203  (c)             113,814

   Ser. 1997-15, Cl. B4, 6.75%, 2012                                                            368,788  (c)             303,134

   Ser. 1997-15, Cl. B5, 6.75%, 2012                                                            221,068  (c)              67,518

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            291,324  (c)              88,672

Prudential Home Mortgage Securities,

   REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011                                                      730,740  (c)             235,359

Residential Accredit Loans, REMIC:

   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            137,033  (c)             116,754

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            275,779  (c)              91,180

Residential Funding Mortgage Securities I,

   Ser. 1997-S15, Cl. B2, 7%, 2027                                                              760,419  (c)             477,099

                                                                                                                       3,617,277


                                                                                               Principal

BOND AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SHIPPING--3.6%

American President Lines,

   Sr. Notes, 7.125%, 2003                                                                    3,335,000                2,554,863

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                     4,500,000                  613,125

                                                                                                                       3,167,988

TELECOMMUNICATION/CARRIERS--13.0%

Bestel,

   Sr. Discount Notes, 0/12.75%, 2005                                                         5,000,000  (b)           2,962,500

DTI Holdings, Ser. B,

   Sr. Discount Notes, 0/12.5%, 2008                                                          4,750,000  (b)           1,543,750

E. Spire Communications,

   Sr. Discount Notes, 0/12.75%, 2006                                                         3,550,000  (b)           1,437,750

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                            4,500,000  (b)             900,000

MGC Communications, Ser. B,

   Sr. Secured Notes, 13%, 2004                                                               4,000,000                3,020,000

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,000,000                1,470,000

Poland Telecom Finance, Ser. B,

   Sr. Notes, 14%, 2007                                                                       6,750,000  (a)             101,250

                                                                                                                      11,435,250

TRANSPORTATION--8.5%

Fine Air Services,

   Sr. Notes, 9.875%, 2008                                                                    5,246,875  (a)           2,012,500

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     545,000                  400,325

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                         387,000                  337,814

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    5,050,000                4,721,750

                                                                                                                       7,472,389

WIRELESS COMMUNICATIONS--8.6%

American Mobile Satellite/AMSC Acquisition, Ser. B,

   Sr. Notes, 12.25%, 2008                                                                      500,000                  360,000

Comunicacion Celular,

   Sr. Discount Notes, 14.125%, 2005                                                          2,750,000  (c)           2,096,875

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BOND AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Ionica ,

   Sr. Discount Notes, 0/15%, 2007                                                            2,000,000  (a,b)            40,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                            3,910,000  (b)           2,746,775

OrbCommunications Global/Capital,

   Sr. Notes, 14%, 2004                                                                       1,000,000  (a)             155,000

Telesystem International Wireless:

   Ser. B, Sr. Discount Notes, 0/13.25%, 2007                                                 1,400,000  (b)             833,000

   Ser. C, Sr. Discount Notes, 0/10.5%, 2007                                                  2,500,000  (b)           1,287,500

                                                                                                                       7,519,150

TOTAL BONDS AND NOTES

   (cost $106,529,392)                                                                                                64,124,711
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--1.7%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--.0%

Glasstech (warrants)                                                                              2,000  (g)               1,000

BROADCASTING--.7%

Spanish Broadcasting System, Cl. A                                                               64,200  (c,g)           597,863

CONSTRUCTION--.0%

FWT, Cl. A                                                                                       93,333  (g)              18,667

OIL--.1%

Key Energy Services (warrants)                                                                    2,000  (g)             113,750

PAPER & PACKAGING--.0%

SF Holdings Group, Cl. C                                                                            370  (c,g)             1,850

PUBLISHING--.1%

WAM ! NET (warrants)                                                                              5,250  (c,g)            61,031

SUPERMARKETS--.0%

Electronic Retailing Systems International (warrants)                                             1,250  (g)                  13

TELECOMMUNICATION/CARRIERS--.6%

Adelphia Business Solutions                                                                       6,060  (g)              37,875

Bestel (warrants)                                                                                 5,000  (c,g)            55,000

DTI Holdings (warrants)                                                                          23,750  (c,g)             2,850

FirstWorld Communications (warrants)                                                              5,500  (c,g)            82,500

MGC Communications                                                                               48,528  (c,g)           315,432

Poland Telecom Finance (warrants)                                                                 6,750  (c,g)                68

                                                                                                                         493,725

TRANSPORTATION--.0%

@Track Communications (warrants)                                                                  4,000  (c,g)            10,000


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS--.2%

Comunicacion Celular (warrants)                                                                   1,000  c,g              15,125

Motient                                                                                           7,660  g                92,877

Occidente y Caribe Celular (warrants)                                                             7,640  c,g             115,555

                                                                                                                         223,557

TOTAL COMMON STOCKS

   (cost $678,338)                                                                                                     1,521,456
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--29.8
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--13.1%

Granite Broadcasting,

   Cum., $127.50                                                                                  2,559                2,021,610

Paxson Communications:

   Cum., $1,325                                                                                     737                7,185,750

   Cum. Conv., $975                                                                                 246  (c)           2,324,700

                                                                                                                      11,532,060

CONSTRUCTION--.5%

FWT, Ser. A,

   Cum., $.10                                                                                   933,333                  419,999

ENERGY--2.0%

Premcor USA,

   Cum., $115                                                                                     3,493                  733,530

TNP Enterprises,

   Cum., $145 (Units)                                                                             1,042  (c,e)         1,042,000

                                                                                                                       1,775,530

PAPER & PACKAGING--.9%

SF Holdings Group:

   Cum., $1,375                                                                                      37  (c)             203,500

   Ser. B, Cum., $1,375                                                                             100                  550,000

                                                                                                                         753,500

PUBLISHING--3.4%

Day International Group,

   Cum., $122.50                                                                                  4,213                2,949,100

TELECOMMUNICATION/CARRIERS--7.1%

Adelphia Business Solutions, Ser. B,

   Cum., $128.75                                                                                  1,464                  592,920

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                      Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION/CARRIERS (CONTINUED)

XO Communications, Ser. B,

   Cum., $135                                                                                     7,517                5,675,335

                                                                                                                       6,268,255

WIRELESS COMMUNICATIONS--2.8%

Crown Castle International,

   Cum., $127.50                                                                                  2,489                2,487,755

TOTAL PREFERRED STOCKS

   (cost $32,048,289)                                                                                                 26,186,199
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $139,256,019)                                                            104.4%               91,832,366

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.4%)              (3,910,424)

NET ASSETS                                                                                       100.0%               87,921,942

(A) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(B) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000,
THESE SECURITIES AMOUNTED TO $13,015,147 OR 14.8% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  WITH WARRANTS TO PURCHASE COMMON STOCK.

(F)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 9/10/2026.

(G)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

October 31, 2000

COMMON STOCKS                                           Shares     Value ($)
--------------------------------------------------------------------------------

MGC Communications                                      36,000      234,000

  (proceeds $1,537,500)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  139,256,019  91,832,36

Cash                                                                     64,035

Receivable from brokers for proceeds on securities sold short         1,537,500

Interest receivable                                                   1,037,363

Receivable for investment securities sold                               567,600

Receivable for shares of Beneficial Interest subscribed                   5,800

Prepaid expenses and other assets                                        68,950

                                                                     95,113,614
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            89,678

Bank loan payable--Note 2                                             6,300,000

Payable for shares of Beneficial Interest redeemed                      440,168

Securities sold short, at value

   (proceeds $1,537,500)--See Statement of Securities Sold Short        234,000

Interest payable--Note 2                                                 71,577

Accrued expenses                                                         56,249

                                                                      7,191,672
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       87,921,942
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     159,679,235

Accumulated undistributed investment income--net                        898,808

Accumulated net realized gain (loss) on investments                (26,535,948)

Accumulated net unrealized appreciation (depreciation) on investments

   and securities sold short--Note 4(b)                            (46,120,153)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      87,921,942

NET ASSET VALUE PER SHARE

                                                      Class A            Class B            Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      82,488,450         4,723,770            584,633                125,089

Shares Outstanding                                   9,463,215           544,970             67,534                 14,378
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             8.72              8.67               8.66                   8.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            14,050,513

Cash dividends                                                       4,486,837

TOTAL INCOME                                                        18,537,350

EXPENSES:

Management fee--Note 3(a)                                              818,539

Shareholder servicing costs--Note 3(c)                                 409,065

Interest expense--Note 2                                               165,531

Registration fees                                                       52,197

Professional fees                                                       29,452

Custodian fees--Note 3(c)                                               18,762

Distribution fees--Note 3(b)                                            15,037

Prospectus and shareholders' reports                                    13,889

Trustees' fees and expenses--Note 3(d)                                  10,525

Miscellaneous                                                           14,481

TOTAL EXPENSES                                                       1,547,478

INVESTMENT INCOME--NET                                              16,989,872
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactons                                                (16,772,162)

   Short sale transactions                                           1,765,768

NET REALIZED GAIN (LOSS)                                           (15,006,394)

Net unrealized appreciation (depreciation) on investments

   and securities sold short                                       (14,844,593)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (29,850,987)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (12,861,115)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                2000(a,b)             1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,989,872           20,746,595

Net realized gain (loss) on investments       (15,006,394)          (4,228,924)

Net unrealized appreciation (depreciation)
   on investments                             (14,844,593)          10,890,278

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (12,861,115)          27,407,949
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (18,374,288)         (20,916,521)

Class B shares                                  (240,348)                 --

Class C shares                                   (47,309)                 --

Class T shares                                    (9,894)                 --

TOTAL DIVIDENDS                              (18,671,839)         (20,916,521)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 44,120,477           92,722,277

Class B shares                                  6,238,850                 --

Class C shares                                  1,170,867                 --

Class T shares                                    158,984                 --

Dividends reinvested:

Class A shares                                 10,589,264           14,009,373

Class B shares                                    120,441                 --

Class C shares                                     15,926                 --

Class T shares                                      2,808                 --

Cost of shares redeemed:

Class A shares                               (84,077,533)        (101,278,631)

Class B shares                                  (691,340)                   --

Class C shares                                  (450,611)                   --

Redemption fee                                     3,421               84,838

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (22,798,446)           5,537,857

TOTAL INCREASE (DECREASE) IN NET ASSETS      (54,331,400)          12,029,285
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           142,253,342          130,224,057

END OF PERIOD                                  87,921,942          142,253,342

Undistributed investment income--net              898,808            2,492,516

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000, FOR CLASS B, CLASS C AND CLASS T SHARES.

(B)  ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                              ----------------------------------

                                                2000(a,b)              1999
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     3,860,943            8,142,569

Shares issued for dividends reinvested            989,036            1,251,388

Shares redeemed                                (7,735,870)          (8,814,025)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,885,891)             579,932
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       605,966                  --

Shares issued for dividends reinvested             12,506                  --

Shares redeemed                                   (73,502)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     544,970                  --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       116,120                  --

Shares issued for dividends reinvested              1,569                  --

Shares redeemed                                   (50,155)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,534                  --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        14,125                  --

Shares issued for dividends reinvested                253                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,378                  --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000, FOR CLASS B, CLASS C AND CLASS T SHARES.

(B)  ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.52          11.06         14.76          13.83         12.50

Investment Operations:

Investment income--net                                           1.50           1.55          1.55           1.58           .69

Net realized and unrealized gain (loss)

   on investments                                               (2.69)           .48         (3.69)          1.05          1.19

Total from Investment Operations                                (1.19)          2.03         (2.14)          2.63          1.88

Distributions:

Dividends from investment income--net                           (1.61)         (1.58)        (1.57)         (1.56)         (.55)

Dividends from net realized gain
   on investments                                                  --            --           (.02)          (.23)           --

Total Distributions                                            (1.61)         (1.58)         (1.59)        (1.79)          (.55)

Redemption fees added to paid-in capital                         .00(b,c)       .01(c)         .03(c)        .09(c)          --

Net asset value, end of period                                  8.72          11.52          11.06         14.76          13.83
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (12.19)(d)      19.61         (16.28)        21.13          25.14(e)
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.08          1.08           1.06           .71           .02(e)

Ratio of interest expense to
   average net assets                                             .13           .14            .15           .34           .27(e)

Ratio of net investment income

   to average net assets                                        13.48         13.50          10.87          11.72        11.33(e)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --           --             --             .43         1.55(e)

Portfolio Turnover Rate                                         21.89         41.72         117.34         252.50       233.62(f)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          82,488       142,253        130,224        120,818       24,857

(A) FROM MARCH 25, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

(E) ANNUALIZED.

(F) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Period Ended October 31, 2000 (a)
                                                                                    ------------------------------------------

                                                                                    Class B        Class C         Class T
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.94           11.94           11.94

Investment Operations:

Investment income--net                                                                 1.12             .98            1.20

Net realized and unrealized gain (loss)

   on investments                                                                     (3.19)          (3.07)          (3.23)

Total from Investment Operations                                                      (2.07)          (2.09)          (2.03)

Distributions:

Dividends from investment income--net                                                 (1.20)          (1.19)          (1.21)

Net asset value, end of period                                                         8.67            8.66            8.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B,C)                                                              (27.96)         (28.16)          (27.38)
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets (c)                                 1.86            1.93             1.33

Ratio of interest expense to average net assets (c)                                    .32             .28              .22

Ratio of net investment income

   to average net assets (c)                                                         11.79           11.79            12.25

Portfolio Turnover Rate                                                              21.89           21.89            21.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                4,724             585              125

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Securities Fund (the "fund" ) is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund' s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On February 9, 2000, the Company's Board of Tustees approved, effective March 1, 2000, a change of the fund's name from "Dreyfus High Yield Securities Fund" to " Dreyfus Premier High Yield Securities Fund" , coinciding with the fund implementing a multiple class structure. Shares outstanding on March 1, 2000, were reclassified as Class A shares and the fund added Class B, Class C and Class T shares.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The  Company  accounts  separately for the assets, liabilities and operations of
each    series.    Expenses   directly   attributable   to   each   series   are

charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $250 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is
included    in    interest    income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $26,532,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $7,297,000 of the carryover expires in fiscal 2006, $4,229,000 expires in fiscal 2007 and $15,006,000 expires in 2008.


During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $88,259 and decreased paid-in capital by the same amount. Net assets were not effected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a separate $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The  average  daily  amount  of  borrowings  outstanding  under  the  leveraging
arrangement   during  the  period  ended  October  31,  2000  was  approximately
$2,451,500, with a related weighted average annualized interest rate of 6.75%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $24,255 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $12,735, $2,106 and $196, respectively, pursuant to the Plan, all of which was paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares was charged $309,679, $4,245, $702 and $197, respectively, pursuant to the Shareholder Services Plan, of which $196,188, $4,245, $702 and $197, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $69,373 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $18,762 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus

Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Prior to March 1, 2000, a 1% redemption fee was charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions through the use of the fund's exchange privilege. The plan was terminated on March 1, 2000, when the fund added three additional classes of shares.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended October 31, 2000:

                                      Purchases ($)              Sales ($)
--------------------------------------------------------------------------------

Long transactions                        27,099,898             44,508,237

Short sale transactions                     147,420              3,450,688

     TOTAL                               27,247,318             47,958,925

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. Securities sold short at October 31, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(B) At October 31, 2000, accumulated net unrealized depreciation on investments and securities sold short was $46,120,153, consisting of $3,379,674 gross unrealized appreciation and $49,499,827 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier High Yield Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Premier High Yield Securities Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Yield Securities Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young, LLP


New York, New York

December 12, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 24.52% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier High Yield Securities Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  043AR0010